EXECUTION COPY

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     This Amended and Restated Employment Agreement (the "Agreement"), by and between Travel Services International, Inc., a Delaware corporation ("TSI"), and Joseph Vittoria ("Employee"), is hereby entered into as of this 14th day of October, 1997. This Agreement amends and restates the Employment Agreement between the parties hereto dated as of July 22, 1997, and was effective as of the date (the "Effective Date") of the consummation of the initial public offering of the common stock of TSI (the "IPO").

                                 R E C I T A L S

A. As of the date of this Agreement, TSI is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by TSI in a confidential relationship wherein Employee, in the course of Employee's employment with TSI, has and will continue to become familiar with and aware of information as to TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to TSI; this information is a trade secret and constitutes the valuable goodwill of TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) TSI hereby employs Employee as Chairman and Chief Executive Officer of TSI. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Chairman and Chief Executive Officer of TSI and will report directly to the Board of Directors of TSI (the "Board"). Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's full business time, attention and efforts to promote and further the business of TSI.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board.

     (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 4 hereof.

2. COMPENSATION.

     For all services rendered by Employee, TSI shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $200,000 per year, payable on a regular basis in accordance with TSI's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof. In no event shall Employee's base salary be reduced.

     (b) Incentive Bonus Plan. For 1997 and subsequent years, TSI shall develop, as soon as practicable after the Effective Date, a written Incentive Bonus Plan setting forth the criteria and performance standards under which Employee and other officers and key employees will be eligible to receive year-end bonus awards. TSI contemplates that the maximum bonus for which Employee may be eligible will be 100% of Employee's base salary.

     (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from TSI in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that TSI may have in effect from time to time.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with TSI's expense reporting policy.

          (iii) TSI shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board and participation in all other TSI-wide employee benefits as available from time to time.

3. OPTIONS.

     At the Effective Date, TSI shall grant to Employee options to acquire 100,000 shares of TSI common stock at the price per share at which such stock is offered to the public in the IPO. Such options shall vest in installments of 25,000 shares on each of the first, second, third and fourth anniversaries of the Effective Date.

4. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with TSI, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

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          (i) engage,  as an officer,  director,  shareholder,  owner,  partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor or as a sales representative, in any travel service business in direct competition with TSI or any subsidiary of TSI, within the United States or within 100 miles of any other geographic area in which TSI or any of TSI's subsidiaries conducts
     business,   including  any  territory   serviced  by  TSI  or  any  of  its
     subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of TSI (including the subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI (including the subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with TSI or any subsidiary of TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by TSI (including the respective subsidiaries thereof) or for which TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

     (b) Because of the difficulty of measuring economic losses to TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to TSI for which it would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI in the event of breach by him, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 4 impose a reasonable restraint on Employee in light of the activities and business of TSI (including TSI's subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's subsidiaries); but it is also the intent of TSI and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of TSI (including TSI's subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, TSI (including TSI's subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with TSI (including TSI's subsidiaries), or similar activities, or business in locations the operation of which, under

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



such circumstances, does not violate clause (i) of this paragraph 4, and in any event such new business, activities or location are not in violation of this paragraph 4 or of employee's obligations under this paragraph 4, if any, Employee shall not be chargeable with a violation of this paragraph 4 if TSI (including TSI's subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

     (d) The covenants in this paragraph 4 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

     (e) All of the covenants in this paragraph 4 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 4, during which the agreements and covenants of Employee made in this paragraph 4 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 4.

5. PLACE OF PERFORMANCE.

     (a) Employee understands that he may be requested by the Board to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement. In such event, TSI will pay all actual reasonable relocation costs to move Employee, Employee's immediate family and their personal property and effects. Such costs may include, but are not limited to, moving expenses, temporary lodging expenses prior to moving into a new permanent residence; all closing costs on the purchase of a residence (comparable to Employee's present residence) in the new location. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of TSI and the personal life of Employee and Employee's family.

     (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 6(c).

6. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the date hereof and continue for three (3) years, and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. As used herein, the word "Term" shall mean (i) during the three-year period referred to in the preceding sentence, such three-year period, and (ii) during any one-year renewal pursuant to the terms hereof, such one-year period. This Agreement and Employee's employment may be terminated in any one of the following ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

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

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, as reasonably determined by Employee's physician, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), TSI may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished TSI with a written statement from a qualified doctor to such effect and provided, further, that, at TSI's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by TSI who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated by either party as a result of Employee's disability, Employee shall receive from TSI, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. TSI may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of TSI which materially and adversely affects the operations or reputation of TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to TSI. Employee may only be terminated without cause by TSI during the Term hereof if such termination is approved by at least two-thirds of the members of the Board. Should Employee's employment be terminated by TSI without cause during the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Should Employee's employment be terminated by TSI without cause at any time after the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Further, any termination without cause by TSI shall operate to shorten the period set forth in paragraph 4(a) and during which the terms of paragraph 4 apply to one (1) year from the date of termination of employment. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 6(d), Employee shall receive no severance compensation.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 13 below.



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

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 13 hereof. All other rights and obligations of TSI and Employee under this Agreement shall cease as of the effective date of termination, except that TSI's obligations under paragraph 10 hereof and Employee's obligations under paragraphs 4, 7, 8, 9 and 11 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of TSI's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other material breach of this Agreement by TSI (including but not limited to a material reduction in Employee's responsibilities hereunder), as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 17 below, such termination shall be deemed a termination without cause, and TSI shall pay to Employee severance compensation pursuant to the applicable provisions of paragraph 6(d) and all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 4 hereof shall apply in the event this Agreement is terminated as a result of a breach by TSI.

     In the event of any termination of Employee's employment for any reason provided above, Employee shall be under no obligation to seek other employment and there shall be no offset against any amounts due to Employee under this Agreement on account of any remuneration attributable to any subsequent employment that Employee may obtain. Any amounts due under this paragraph 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

7. RETURN OF COMPANY PROPERTY.

     All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of TSI, or its representatives, vendors or customers which pertain to the business of TSI shall be and remain the property of TSI, and be subject at all times to its discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities or future plans of TSI which is collected by Employee shall be delivered promptly to TSI without request by it upon termination of Employee's employment.

8. INVENTIONS.

     Employee shall disclose promptly to TSI any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of TSI and which Employee conceives as a result of Employee's employment by TSI. Employee hereby assigns and agrees to assign all of Employee's interests therein to TSI or its nominee. Whenever requested to do so by TSI, Employee shall execute any and all applications, assignments or other instruments that TSI shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect TSI's interest therein.


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

9. TRADE SECRETS.

     Employee agrees that he will not, other than as required by court order, during or after the Term of this Agreement with TSI, disclose the confidential terms of TSI's or its subsidiaries' relationships or agreements with its significant vendors or customers or any other significant and material trade secret of TSI or its subsidiaries, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

10. INDEMNIFICATION.

     In connection with any threatened, pending or completed claim, demand, liability, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by TSI against Employee), by reason of the fact that Employee is or was performing services (including an act, omission or failure to act) under this Agreement, TSI shall indemnify and hold harmless, to the maximum extent permitted by law, Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and TSI are made a party to the same third-party action, complaint, suit or proceeding, TSI agrees to engage competent legal representation reasonably acceptable to Employee, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful or wanton negligence or misconduct or performed criminal and fraudulent acts which materially damage the business of TSI. TSI shall pay, on behalf of Employee upon presentation of proper invoices, all fees, costs and expenses (including attorneys' fees) incurred in connection with any matter referenced in this paragraph 10.

11. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to TSI that the execution of this Agreement by Employee and his employment by TSI and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify TSI for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against TSI based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

12. ASSIGNMENT; BINDING EFFECT.

     Employee understands that he has been selected for employment by TSI on the basis of Employee's personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 13 below, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.


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

13. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that TSI may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of TSI hereunder or that TSI may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 13 shall be applicable.

     (b) In the event of a pending Change in Control wherein TSI and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of TSI's business and/or assets that such successor is willing as of the closing to assume and agree to perform TSI's obligations under this Agreement in the same manner and to the same extent that TSI is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by TSI without cause during the Term and the applicable portions of paragraph 6(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to TSI at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 6(d) will apply as though TSI had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall all apply for a period of two (2) years from the effective date of termination.

     (d) For purposes of applying paragraph 6 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements and lump-sum payments due Employee must be paid in full by TSI at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

          (i) any person or entity, or group of persons or entities acting together, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of TSI and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of TSI and has a larger percentage of voting securities of TSI than any other person, entity or group holding voting securities of TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board; or


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

          (ii) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

          (iii) the stockholders of TSI shall approve a merger, consolidation, recapitalization or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

     (f) Employee must be notified in writing by TSI at any time that TSI or any member of its Board anticipates that a Change in Control may take place.

     (g) Employee shall be reimbursed by TSI or its successor, on a grossed up basis, for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by TSI or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

14. COMPLETE AGREEMENT.

     To the extent that the IPO may not occur, this Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, between TSI and Employee, and Employee has no oral representations, understandings or agreements with TSI or any of its officers, directors or representatives covering the same subject matter as this Agreement.

     This written Agreement is the final, complete and exclusive statement and expression of the agreement between TSI and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of TSI and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

15. NOTICE.

     Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

          To TSI:        Travel Services International, Inc.
                         220 Congress Park Drive, Suite 300
                         Delray Beach, FL 33445

          To Employee:   Joseph Vittoria
                         1616 South Ocean Blvd.
                         Palm Beach, Florida 33480

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 15.

16. SEVERABILITY; HEADINGS.

     If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

17. ARBITRATION.

     Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located on the Effective Date, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 6(b) and 6(c) hereof, respectively, or that TSI has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by TSI.

18. GOVERNING LAW.

     This Agreement shall in all respects be construed according to the laws of the State of Delaware without regard to the conflicts of laws principles of such state.

19. COUNTERPARTS.

     This  Agreement  may  be  executed   simultaneously  in  two  (2)  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                             TRAVEL SERVICES INTERNATIONAL, INC.


                                             By:  /s/ Michael J. Moriarty
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                                                /s/ Joseph Vittoria
                                            ------------------------------------
                                             Joseph Vittoria, Individually

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     This Amended and Restated Employment Agreement (the "Agreement"), by and between Travel Services International, Inc., a Delaware corporation ("TSI"), and Jill M. Vales ("Employee"), is hereby entered into as of this 14th day of October, 1997. This Agreement amends and restates the Employment Agreement between the parties hereto originally dated as of May 12, 1997, and was effective as of the date (the "Effective Date") of the consummation of the initial public offering of the common stock of TSI (the "IPO").

                                 R E C I T A L S

A. As of the date of this Agreement, TSI is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by TSI in a confidential relationship wherein Employee, in the course of Employee's employment with TSI, has and will continue to become familiar with and aware of information as to TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to TSI; this information is a trade secret and constitutes the valuable goodwill of TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) TSI hereby employs Employee as Senior Vice President and Chief Financial Officer of TSI. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Senior Vice President and Chief Financial Officer of TSI and will report directly to the President of TSI. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's full business time, attention and efforts to promote and further the business of TSI.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of TSI (the "Board").

     (c) Employee shall not, during the term of her employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 4 hereof.

2. COMPENSATION.

     For all services rendered by Employee, TSI shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $150,000 per year, payable on a regular basis in accordance with TSI's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof. In no event shall Employee's base salary be reduced.

     (b) Incentive Bonus Plan. For 1997 and subsequent years, TSI shall develop, as soon as practicable after the Effective Date, a written Incentive Bonus Plan setting forth the criteria and performance standards under which Employee and other officers and key employees will be eligible to receive year-end bonus awards. TSI contemplates that the maximum bonus for which Employee may be eligible will be 50% of Employee's base salary.

     (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from TSI in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that TSI may have in effect from time to time. Reimbursement for COBRA payments for coverage for Employee and Employee's dependent family members in the event that TSI is unable to provide insurance coverage at the Effective Date.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with TSI's expense reporting policy.

          (iii) TSI shall provide Employee with other executive perquisites as may be available to senior management of TSI and participation in all other TSI-wide employee benefits as available from time to time, including vacation benefits in accordance with TSI's established policies.

          (iv) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee at TSI's request in connection with the activities of TSI prior to the IPO.

3. OPTIONS.

     At the Effective Date, TSI shall grant to Employee options to acquire 50,000 shares of TSI common stock at the price per share at which such stock is offered to the public in the IPO. Such options shall vest in installments of 12,500 shares on each of the first, second, third and fourth anniversaries of the Effective Date.

4. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with TSI, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for herself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

          (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor or as a sales representative, in any travel service business in direct competition with TSI or any subsidiary of TSI, within the United States or within 100 miles of any other geographic area in which TSI or any of TSI's subsidiaries conducts business, including any territory serviced by TSI or any of its subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of TSI (including the subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI (including the subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with TSI or any subsidiary of TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by TSI (including the respective subsidiaries thereof) or for which TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

     (b) Because of the difficulty of measuring economic losses to TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to TSI for which it would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI in the event of breach by her, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 4 impose a reasonable restraint on Employee in light of the activities and business of TSI (including TSI's subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's subsidiaries); but it is also the intent of TSI and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of TSI (including TSI's subsidiaries) throughout the term of this Agreement. For example, if, during the term of this Agreement, TSI (including TSI's subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with TSI (including TSI's subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 4, and in any event such new business, activities or location are not in violation of this paragraph 4 or of employee's obligations under this paragraph 4, if any, Employee shall not be chargeable with a violation of this paragraph 4 if TSI (including TSI's subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

     (d) The covenants in this paragraph 4 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

     (e) All of the covenants in this paragraph 4 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 4, during which the agreements and covenants of Employee made in this paragraph 4 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 4.

5. PLACE OF PERFORMANCE.

     (a) Employee understands that she may be requested by the Board to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement. In such event, TSI will pay all actual reasonable relocation costs to move Employee, Employee's immediate family and their personal property and effects. Such costs may include, but are not limited to, moving expenses, temporary lodging expenses prior to moving into a new permanent residence; all closing costs on the purchase of a residence (comparable to Employee's present residence) in the new location. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of TSI and the personal life of Employee and Employee's family.

     (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 6(c).

6. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the date hereof and continue for three (3) years, and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. As used herein, the word "Term" shall mean (i) during the three-year period referred to in the preceding sentence, such three-year period, and

(ii) during any one year renewal pursuant to the terms hereof, such one-year period. This Agreement and Employee's employment may be terminated in any one of the following ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, as reasonably determined by Employee's physician, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), TSI may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished TSI with a written statement from a qualified doctor to such effect and provided, further, that, at TSI's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by TSI who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated by either party as a result of Employee's disability, Employee shall receive from TSI, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. TSI may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of TSI which materially and adversely affects the operations or reputation of TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to TSI. Employee may only be terminated without cause by TSI during the Term hereof if such termination is approved by at least two-thirds of the members of the Board. Should Employee's employment be terminated by TSI without cause during the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Should Employee's employment be terminated by TSI without cause at any time after the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Further, any termination without cause by TSI shall operate to shorten the period set forth in paragraph 4(a) and during which the terms of paragraph 4 apply to one (1) year from the date of termination of employment. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 6(d), Employee shall receive no severance compensation.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 13 below.

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 13 hereof. All other rights and obligations of TSI and Employee under this Agreement shall cease as of the effective date of termination, except that TSI's obligations under paragraphs 10 and 17 hereof and Employee's obligations under paragraphs 4, 7, 8, 9, 11 and 17 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of TSI's failure to pay Employee on a timely basis the amounts to which she is entitled under this Agreement or as a result of any other material breach of this Agreement by TSI (including but not limited to a material reduction in Employee's responsibilities hereunder), as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 17 below, such termination shall be deemed a termination without cause, and TSI shall pay to Employee severance compensation pursuant to the applicable provisions of paragraph 6(d) and all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 4 hereof shall apply in the event this Agreement is terminated as a result of a breach by TSI.

     In the event of any termination of Employee's employment for any reason provided above, Employee shall be under no obligation to seek other employment and there shall be no offset against any amounts due to Employee under this Agreement on account of any remuneration attributable to any subsequent employment that Employee may obtain. Any amounts due under this paragraph 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

7. RETURN OF COMPANY PROPERTY.

     All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of TSI, or its representatives, vendors or customers which pertain to the business of TSI shall be and remain the property of TSI, and be subject at all times to its discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities or future plans of TSI which is collected by Employee shall be delivered promptly to TSI without request by it upon termination of Employee's employment.

8. INVENTIONS.

     Employee shall disclose promptly to TSI any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of TSI and which Employee conceives as a result of Employee's employment by TSI. Employee hereby assigns and agrees to assign all of Employee's interests therein to

TSI or its nominee. Whenever requested to do so by TSI, Employee shall execute any and all applications, assignments or other instruments that TSI shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect TSI's interest therein.

9. TRADE SECRETS.

     Employee agrees that she will not, other than as required by court order, during or after the Term of this Agreement with TSI, disclose the confidential terms of TSI's or its subsidiaries' relationships or agreements with its significant vendors or customers or any other significant and material trade secret of TSI or its subsidiaries, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

10. INDEMNIFICATION.

     In connection with any threatened, pending or completed claim, demand, liability, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by TSI against Employee), by reason of the fact that Employee is or was performing services (including an act, omission or failure to act) under this Agreement, then TSI shall indemnify and hold harmless, to the maximum extent permitted by law, Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and TSI are made a party to the same third-party action, complaint, suit or proceeding, TSI agrees to engage competent legal representation reasonably acceptable to Employee, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful or wanton negligence or misconduct or performed criminal and fraudulent acts which materially damage the business of TSI. TSI shall pay, on behalf of Employee upon presentation of proper invoices, all fees, costs and expenses (including attorneys' fees) incurred in connection with any matter referenced in this paragraph 10.

11. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to TSI that the execution of this Agreement by Employee and her employment by TSI and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify TSI for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against TSI based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

12. ASSIGNMENT; BINDING EFFECT.

     Employee understands that she has been selected for employment by TSI on the basis of her personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 13 below, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

13. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that TSI may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of TSI hereunder or that TSI may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 13 shall be applicable.

     (b) In the event of a pending Change in Control wherein TSI and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of TSI's business and/or assets that such successor is willing as of the closing to assume and agree to perform TSI's obligations under this Agreement in the same manner and to the same extent that TSI is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by TSI without cause during the Term and the applicable portions of paragraph 6(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to TSI at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 6(d) will apply as though TSI had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall all apply for a period of two (2) years from the effective date of termination.

     (d) For purposes of applying paragraph 6 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements and lump-sum payments due Employee must be paid in full by TSI at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

          (i) any person or entity, or group of persons or entities acting together, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of TSI and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of TSI and has a larger percentage of voting securities of TSI than any other person, entity or group holding voting securities of TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board; or

          (ii) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election); or

          (iii) the stockholders of TSI shall approve a merger, consolidation, recapitalization or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

     (f) Employee must be notified in writing by TSI at any time that TSI or any member of its Board anticipates that a Change in Control may take place.

     (g) Employee shall be reimbursed by TSI or its successor, on a grossed up basis, for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by TSI or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

14. COMPLETE AGREEMENT.

     To the extent that the IPO may not occur, this Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, between TSI and Employee, and Employee has no oral representations, understandings or agreements with TSI or any of its officers, directors or representatives covering the same subject matter as this Agreement.

     This written Agreement is the final, complete and exclusive statement and expression of the agreement between TSI and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of TSI and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

15. NOTICE.

     Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

          To TSI:        Travel Services International, Inc.
                         220 Congress Park Drive, Suite 300
                         Delray Beach, FL 33445

          To Employee:   Jill M. Vales
                         8734 Indian River Run South
                         Boynton Beach, Florida 33437

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 15.

16. SEVERABILITY; HEADINGS.

     If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

17. ARBITRATION.

     Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located on the Effective Date, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 6(b) and 6(c) hereof, respectively, or that TSI has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by TSI.

18. GOVERNING LAW.

     This Agreement shall in all respects be construed according to the laws of the State of Delaware without regard to the conflicts of laws principles of such state.

19. COUNTERPARTS.

     This  Agreement  may  be  executed   simultaneously  in  two  (2)  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                             TRAVEL SERVICES INTERNATIONAL, INC.


                                             By:/s/ MICHAEL J. MORIARTY
                                                --------------------------------
                                             Name:  Michael J. Moriarty
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------




                                              /s/ Jill M. Vales
                                             -----------------------------------
                                              Jill M. Vales

                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), by and between Travel Services International, Inc., a Delaware corporation ("TSI"), and Michael J. Moriarty ("Employee"), is hereby entered into as of this 14th day of October, 1997. This Agreement amends and restates the Employment Agreement between the parties hereto dated as of June 6, 1997, and was effective as of the date (the "Effective Date") of the consummation of the initial public offering of the common stock of TSI (the "IPO").

                                 R E C I T A L S

A. As of the date of this Agreement, TSI is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by TSI in a confidential relationship wherein Employee, in the course of Employee's employment with TSI, has and will continue to become familiar with and aware of information as to TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to TSI; this information is a trade secret and constitutes the valuable goodwill of TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) TSI hereby employs Employee as President and Chief Operating Officer of TSI. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a President and Chief Operating Officer and will report directly to the Chief Executive Officer of TSI. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's full business time, attention and efforts to promote and further the business of TSI.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of TSI (the "Board").

     (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 4 hereof.

2.       COMPENSATION.

     For all services rendered by Employee, TSI shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $150,000 per year, payable on a regular basis in accordance with TSI's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof. In no event shall Employee's base salary be reduced.

     (b) Incentive Bonus Plan. For 1997 and subsequent years, TSI shall develop, as soon as practicable after the Effective Date, a written Incentive Bonus Plan setting forth the criteria and performance standards under which Employee and other officers and key employees will be eligible to receive year-end bonus awards. During the first year of this Agreement, the minimum bonus that Employee shall receive hereunder shall be $75,000, payable in two equal installments on the six- and twelve-month anniversaries of the Effective Date. TSI contemplates that the maximum bonus for which Employee may be eligible will be 100% of Employee's base salary.

     (c) Executive Perquisites, Benefits and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from TSI in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that TSI may have in effect from time to time.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with TSI's expense reporting policy.

          (iii) TSI shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Chief Executive Officer or the Board and participation in all other TSI-wide employee benefits as available from time to time.

3. OPTIONS.

     At the Effective Date, TSI shall grant to Employee options to acquire 75,000 shares of TSI common stock at the price per share at which such stock is offered to the public in the IPO. Such options shall vest in installments of 18,750 shares on each of the first, second, third and fourth anniversaries of the Effective Date.

4. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with TSI, and for a period of two (2) years immediately following the termination of Employee's employment under this

Agreement, for any reason whatsoever,  directly or indirectly, for himself or on
behalf  of  or  in  conjunction  with  any  other  person,   persons,   company,
partnership, corporation or business of whatever nature:

          (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business (except a hospitality service business) in direct competition with TSI or any subsidiary of TSI, within the United States or within 100 miles of any other geographic area in which TSI or any of TSI's subsidiaries conducts business, including any territory serviced by TSI or any of its subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of TSI (including the subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI (including the subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with TSI or any subsidiary of TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by TSI (including the respective subsidiaries thereof) or for which TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

     (b) Because of the difficulty of measuring economic losses to TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to TSI for which it would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI in the event of breach by him, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 4 impose a reasonable restraint on Employee in light of the activities and business of TSI (including TSI's subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's subsidiaries); but it is also the intent of TSI and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of TSI (including TSI's subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, TSI (including TSI's subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with TSI (including TSI's subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 4, and in any event such new business, activities or location are not in violation of this paragraph 4 or of employee's obligations under this paragraph 4, if any, Employee shall not be chargeable with a violation of this paragraph 4 if TSI (including TSI's subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

     (d) The covenants in this paragraph 4 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

     (e) All of the covenants in this paragraph 4 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 4, during which the agreements and covenants of Employee made in this paragraph 4 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 4.

5. PLACE OF PERFORMANCE.

     Employee understands that he may be requested by the Board to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement. TSI will pay all actual reasonable relocation costs, not to exceed $30,000, to move Employee, Employee's immediate family and their personal property and effects. Such costs may include, but are not limited to, moving expenses, temporary lodging expenses prior to moving into a new permanent residence (such expenses not to exceed lodging beyond a period of 180 days), and all closing costs on the purchase of a residence (comparable to Employee's present residence) in the new location. Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of TSI and the personal life of Employee and Employee's family.

6. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the Effective Date and continue for three (3) years, and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. As used herein, the word "Term" shall mean (i) during the three-year period referred to in the preceding sentence, such three-year period, and (ii) during any one-year renewal pursuant to the terms hereof, such one-year period. This Agreement and Employee's employment may be terminated in any one of the following ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, as reasonably determined by Employee's physician, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), TSI may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished TSI with a written statement from a qualified doctor to such effect and provided, further, that, at TSI's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by TSI who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated by either party as a result of Employee's disability, Employee shall receive from TSI, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. TSI may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days (after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of TSI which materially and adversely affects the operations or reputation of TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to TSI. Employee may only be terminated without cause by TSI during the Term hereof if such termination is approved by at least two-thirds of the members of the Board. Should Employee's employment be terminated by TSI without cause during the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Should Employee's employment be terminated by TSI without cause at any time after the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, plus any accrued salary and declared but unpaid bonus and reimbursement of expenses. Further, any termination without cause by TSI shall operate to shorten the period set forth in paragraph 4(a) and during which the terms of paragraph 4 apply to one (1) year from the date of termination of employment. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 6(d), Employee shall receive no severance compensation.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 13 below.

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 13 hereof. All other rights and obligations of TSI and Employee under this Agreement shall cease as of the effective date of termination, except that TSI's obligations under paragraph 10 hereof and Employee's obligations under paragraphs 4, 7, 8, 9 and 11 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of TSI's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other material breach of this Agreement by TSI (including but not limited to a material reduction in Employee's responsibilities hereunder), as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 17 below, such termination shall be deemed a termination without cause, and TSI shall pay to Employee severance compensation pursuant to the applicable provisions of paragraph 6(d) and all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 4 hereof shall apply in the event this Agreement is terminated as a result of a breach by TSI.

     In the event of any termination of Employee's employment for any reason provided above, Employee shall be under no obligation to seek other employment and there shall be no offset against any amounts due to Employee under this Agreement on account of any remuneration attributable to any subsequent employment that Employee may obtain. Any amounts due under this paragraph 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

7. RETURN OF COMPANY PROPERTY.

     All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of TSI, or its representatives, vendors or customers which pertain to the business of TSI shall be and remain the property of TSI, and be subject at all times to its discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of TSI which is collected by Employee shall be delivered promptly to TSI without request by it upon termination of Employee's employment.

8. INVENTIONS.

     Employee shall disclose promptly to TSI any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of TSI and which Employee conceives as a result of Employee's employment by TSI. Employee hereby assigns and agrees to assign all of Employee's interests therein to TSI or its nominee. Whenever requested to do so by TSI, Employee shall execute any and all applications, assignments or other instruments that TSI shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect TSI's interest therein.

9. TRADE SECRETS.

     Employee agrees that he will not, other than as required by court order, during or after the Term of this Agreement with TSI, disclose the confidential terms of TSI's or its subsidiaries' relationships or agreements with its significant vendors or customers or any other significant and material trade secret of TSI or its subsidiaries, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

10. INDEMNIFICATION.

     In connection with any threatened, pending or completed claim, demand, liability, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by TSI against Employee), by reason of the fact that Employee is or was performing services (including an act, omission or failure to act) under this Agreement, then TSI shall indemnify and hold harmless, to the maximum extent permitted by law, Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and TSI are made a party to the same third-party action, complaint, suit or proceeding, TSI agrees to engage competent legal representation reasonably acceptable to Employee, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his duties under this Agreement, Employee cannot be held liable to TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful or wanton negligence or misconduct or performed criminal and fraudulent acts which materially damage the business of TSI. TSI shall pay, on behalf of Employee upon presentation of proper invoices, all fees, costs and expenses (including attorneys' fees) incurred in connection with any matter referenced in this paragraph 10.

11. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to TSI that the execution of this Agreement by Employee and his employment by TSI and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify TSI for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against TSI based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

12. ASSIGNMENT; BINDING EFFECT.

     Employee understands that he has been selected for employment by TSI on the basis of Employee's personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 13 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

13. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that TSI may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of TSI hereunder or that TSI may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 13 shall be applicable.

     (b) In the event of a pending Change in Control wherein TSI and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of TSI's business and/or assets that such successor is willing as of the closing to assume and agree to perform TSI's obligations under this Agreement in the same manner and to the same extent that TSI is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by TSI without cause during the Term and the applicable portions of paragraph 6(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to TSI at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 6(d) will apply as though TSI had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall all apply for a period of two (2) years from the effective date of termination.

     (d) For purposes of applying paragraph 6 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements and lump-sum payments due Employee must be paid in full by TSI at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

          (i) any person or entity, or group of persons or entities acting together, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of TSI and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of TSI and has a larger percentage of voting securities  of TSI than any other person,  entity or group  holding  voting securities of TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board; or

          (ii) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

          (iii) the stockholders of TSI shall approve a merger, consolidation, recapitalization or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

     (f) Employee must be notified in writing by TSI at any time that TSI or any member of its Board anticipates that a Change in Control may take place.

     (g) Employee shall be reimbursed by TSI or its successor, on a grossed up basis, for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by TSI or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

14. COMPLETE AGREEMENT.

     To the extent the IPO may not occur, this Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, between TSI and Employee, and Employee has no oral representations, understandings or agreements with TSI or any of its officers, directors or representatives covering the same subject matter as this Agreement.

     This written Agreement is the final, complete and exclusive statement and expression of the agreement between TSI and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of TSI and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

15. NOTICE.

     Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

           To TSI:          Travel Services International, Inc.
                            220 Congress Park Drive, Suite 300
                            Delray Beach, FL 33445

           To Employee:     Michael J. Moriarty
                            10701 Wynkoop Drive
                            Great Falls, Virginia 22066

     Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 15.

16. SEVERABILITY; HEADINGS.

     If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

17. ARBITRATION.

     Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located on the Effective Date, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 6(b) and 6(c) hereof, respectively, or that TSI has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by TSI.

18. GOVERNING LAW.

     This Agreement shall in all respects be construed according to the laws of the State of Delaware without regard to the conflicts of laws principles of such state.

19. COUNTERPARTS.

     This  Agreement  may  be  executed   simultaneously  in  two  (2)  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                 TRAVEL SERVICES INTERNATIONAL, INC.


                                 By:/s/ JOSEPH V. VITTORIA
                                    ----------------------------------------
                                 Name:  Joseph V. Vittoria
                                      --------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                       -------------------------------------





                                     /s/ Michael J. Moriarty
                                 -----------------------------------
                                  Michael J. Moriarty

                                                                  EXECUTION COPY


                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), by and between Travel Services International, Inc., a Delaware corporation ("TSI"), and Mel Robinson ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of a date (the "Effective Date") to be agreed upon by the parties hereto as soon as practicable after the consummation of the initial public offering of the common stock of TSI (the "IPO").

                                 R E C I T A L S

A. As of the date of this Agreement, TSI is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by TSI in a confidential relationship wherein Employee, in the course of Employee's employment with TSI, has and will continue to become familiar with and aware of information as to TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to TSI; this information is a trade secret and constitutes the valuable goodwill of TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) TSI hereby employs Employee as a Vice President of Development of TSI. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Vice President of Development of TSI and will report directly to the Chief Executive Officer of TSI or such other representative as he shall designate. Employee acknowledges that TSI is a start-up company and that Employee's responsibilities may extend beyond the traditional responsibilities of a Vice President of Development. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's full business time, attention and efforts to promote and further the business of TSI.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of TSI (the "Board").

     (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 4 hereof.

2. COMPENSATION.

     For all services rendered by Employee, TSI shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $125,000 per year, payable on a regular basis in accordance with TSI's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof. In no event shall Employee's base salary be reduced.

     (b) Incentive Bonus Plan. For 1997 and subsequent years, TSI shall develop, as soon as practicable after the Effective Date, a written Incentive Bonus Plan setting forth the criteria and performance standards under which Employee and other officers and key employees will be eligible to receive year-end bonus awards. During the Term of this Agreement (as defined below), TSI shall pay to Employee a guaranteed minimum bonus in the amount of 25% of the base salary (being a total of $31,250 per year) payable annually at the time bonuses are paid. TSI contemplates that the maximum bonus for which Employee may be eligible will be 50% of Employee's base salary.

     (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from TSI in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that TSI may have in effect from time to time; reimbursement for COBRA payments for coverage and premiums on any gap insurance for Employee and Employee's dependent family members in the event that TSI is unable to provide insurance coverage at the Effective Date.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with TSI's expense reporting policy.

          (iii) TSI shall provide Employee with other executive perquisites as may be available to senior management of TSI and participation in all other TSI-wide employee benefits as available from time to time, including vacation benefits in accordance with TSI's established policies.

3. OPTIONS.

     At the date of the IPO, TSI shall grant to Employee options to acquire 50,000 shares of TSI common stock at the price per share at which such stock is offered to the public in the IPO, subject to forfeiture if Employee does not commence employment with TSI. Such options shall vest in installments of 12,500 shares on each of the first, second, third and fourth anniversaries of the Effective Date. When issued, such options shall contain, among other things, a provision for full and immediate vesting of all shares covered by the options (whether already vested or not) in the event of a Change in Control, as described in Section 13(e) of this Agreement.

4. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with TSI, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature (other than a subsidiary or affiliate of TSI):

          (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor or as a sales representative, in any travel service business in direct competition with TSI or any subsidiary of TSI, within the United States or within 100 miles of any other geographic area in which TSI or any of TSI's subsidiaries conducts business, including any territory serviced by TSI or any of its subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of TSI (including the subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI (including the subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with TSI or any subsidiary of TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by TSI (including the respective subsidiaries thereof) or for which TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter. Additionally, none of the above restrictions in Section 4(a) subsections (i) through (iv), shall apply to Employee's endeavors relating to companies which are either suppliers to the Company or any of its subsidiaries (such as airlines, cruise lines, hotel operators, etc.) or customers of the Company or any of its subsidiaries, inasmuch as suppliers and customers of TSI are not deemed by the Company to be in direct competition with TSI or its subsidiaries.

     (b) Because of the difficulty of measuring economic losses to TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to TSI for which it would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI in the event of breach by his, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 4 impose a reasonable restraint on Employee in light of the activities and business of TSI (including TSI's subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's subsidiaries); but it is also the intent of TSI and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of TSI (including TSI's subsidiaries) throughout the term of this Agreement. For example, if, during the term of this Agreement, TSI (including TSI's subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with TSI (including TSI's subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 4, and in any event such new business, activities or location are not in violation of this paragraph 4 or of employee's obligations under this paragraph 4, if any, Employee shall not be chargeable with a violation of this paragraph 4 if TSI (including TSI's subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

     (d) The covenants in this paragraph 4 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

All of the covenants in this paragraph 4 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 4, during which the agreements and covenants of Employee made in this paragraph 4 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 4.

5. PLACE OF PERFORMANCE.

     (a) Employee understands that he shall relocate from Employee's present residence to another geographic location near TSI's headquarters in Palm Beach in order to more efficiently carry out Employee's duties and responsibilities under this Agreement. TSI will, for the initial year of the Term (as defined below) hereof, pay all actual reasonable relocation costs to move Employee, Employee's immediate family and their personal property and effects. Such costs may include, but are not limited to, moving expenses, air fare, temporary lodging expenses prior to moving into a new permanent residence and other associated expenses; provided, the maximum total amount to be paid by TSI hereunder shall be $20,000.

     (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 6(c).

6. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the date hereof and continue for three (3) years, and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. As used herein, the word "Term" shall mean (i) during the three year period referred to in the preceding sentence, such three year period, and (ii) during any one year renewal pursuant to the terms hereof, such one year period. This Agreement and Employee's employment may be terminated in any one of the following ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, as reasonably determined by Employee's physician, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), TSI may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished TSI with a written statement from a qualified doctor to such effect and provided, further, that, at TSI's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by TSI who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated by either party as a result of Employee's disability, Employee shall receive from TSI, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect, plus the guaranteed minimum annual bonus described in Section 2(b) herein, for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. TSI may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance (continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of TSI which materially and adversely affects the operations or reputation of TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to TSI. Employee may only be terminated without cause by TSI during the Term hereof if such termination is approved by at least two-thirds of the members of the Board. Should Employee's employment be terminated by TSI without cause during the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, plus any accrued salary, guaranteed minimum annual bonus per Section 2(b), and declared but unpaid bonus and reimbursement of expenses. Should Employee's employment be terminated by TSI without cause at any time after the Term, Employee shall receive from TSI, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, plus any accrued salary, guaranteed minimum annual bonus per

Section 2(b), and declared but unpaid bonus and reimbursement of expenses. Further, any termination without cause by TSI shall operate to shorten the period set forth in paragraph 4(a) and during which the terms of paragraph 4 apply to one (1) year from the date of termination of employment. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 6(d), Employee shall receive no severance compensation.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 13 below.

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 13 hereof. All other rights and obligations of TSI and Employee under this Agreement shall cease as of the effective date of termination, except that TSI's obligations under paragraph 10 hereof and Employee's obligations under paragraphs 4, 7, 8, 9 and 11 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of TSI's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other material breach of this Agreement by TSI (including but not limited to a material reduction in Employee's responsibilities hereunder), as mutually agreed to by Employee and TSI or as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 17 below, such termination shall be deemed a termination without cause, and TSI shall pay to Employee severance compensation pursuant to the applicable provisions of paragraph 6(d) and all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 4 hereof shall apply in the event this Agreement is terminated as a result of a breach by TSI.

     In the event of any termination of Employee's employment for any reason provided above, Employee shall be under no obligation to seek other employment and there shall be no offset against any amounts due to Employee under this Agreement on account of any remuneration attributable to any subsequent employment that Employee may obtain. Any amounts due under this paragraph 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

7. RETURN OF COMPANY PROPERTY.

     All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of TSI, or its representatives, vendors or customers which pertain to the business of TSI shall be and remain the property of TSI, and be subject at all times to its discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities or future plans of TSI which is collected by Employee shall be delivered promptly to TSI without request by it upon termination of Employee's employment.

8. INVENTIONS.

     Employee shall disclose promptly to TSI any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of TSI and which Employee conceives as a result of Employee's employment by TSI. Employee hereby assigns and agrees to assign all of Employee's interests therein to TSI or its nominee. Whenever requested to do so by TSI, Employee shall execute any and all applications, assignments or other instruments that TSI shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect TSI's interest therein.

9. TRADE SECRETS.

     Employee agrees that he will not, other than as required by court order, during or after the Term of this Agreement with TSI, disclose the confidential terms of TSI's or its subsidiaries' relationships or agreements with its significant vendors or customers or any other significant and material trade secret of TSI or its subsidiaries, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

10. INDEMNIFICATION.

     In connection with any threatened, pending or completed claim, demand, liability, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by TSI against Employee), by reason of the fact that Employee is or was performing services (including an act, omission or failure to act) under this Agreement, TSI shall indemnify and hold harmless, to the maximum extent permitted by law, Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and TSI are made a party to the same third-party action, complaint, suit or proceeding, TSI agrees to engage competent legal representation reasonably acceptable to Employee, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his duties under this Agreement, Employee cannot be held liable to TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful or wanton negligence or misconduct or performed criminal and fraudulent acts which materially damage the business of TSI. TSI shall pay, on behalf of Employee upon presentation of proper invoices, all fees, costs and expenses (including attorneys' fees) incurred in connection with any matter referenced in this paragraph 10.

11. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to TSI that the execution of this Agreement by Employee and his employment by TSI and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify TSI for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against TSI based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

12. ASSIGNMENT; BINDING EFFECT.

     Employee understands that he has been selected for employment by TSI on the basis of Employee's personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 13 below, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

13. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that TSI may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of TSI hereunder or that TSI may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 13 shall be applicable.

     (b) In the event of a pending Change in Control wherein TSI and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of TSI's business and/or assets that such successor is willing as of the closing to assume and agree to perform TSI's obligations under this Agreement in the same manner and to the same extent that TSI is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by TSI without cause during the Term and the applicable portions of paragraph 6(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to TSI at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 6(d) will apply as though TSI had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 6(d) and the noncompetition provisions of paragraph 4 shall all apply for a period of two (2) years from the effective date of termination.

     (d) For purposes of applying paragraph 6 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements and lump-sum payments due Employee must be paid in full by TSI at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

          (i) any person or entity, or group of persons or entities acting together, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of TSI and immediately after such acquisition such person, entity or group is, directly or indirectly, the Beneficial Owner of voting securities representing 33% or more of the total voting power of all of the then-outstanding voting securities of TSI and has a larger percentage of voting securities of TSI than any other person, entity or group holding voting securities of TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board; or

          (ii) the following individuals no longer constitute a majority of the members of the Board: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board (the "Original Directors"); (B) the individuals who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election); or

          (iii) the stockholders of TSI shall approve a merger, consolidation, recapitalization or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

     (f) Employee must be notified in writing by TSI at any time that TSI or any member of its Board anticipates that a Change in Control may take place.

     (g) Employee shall be reimbursed by TSI or its successor, on a grossed up basis, for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by TSI or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

14. COMPLETE AGREEMENT.

     If the IPO does not occur, this Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, between TSI and

Employee, and Employee has no oral representations, understandings or agreements with TSI or any of its officers, directors or representatives covering the same subject matter as this Agreement.

     This written Agreement is the final, complete and exclusive statement and expression of the agreement between TSI and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of TSI and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

15. NOTICE.

     Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

             To TSI:          Travel Services International, Inc.
                              c/o Alpine Consolidated, LLC
                              4701 Sangamore Road, P15
                              Bethesda, MD 20816

             To Employee:     Mel Robinson
                              424 Wilderness Drive
                              Longwood, Florida  32779

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 15.

16. SEVERABILITY; HEADINGS.

     If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

17. ARBITRATION.

     Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located on the Effective Date, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 6(b) and 6(c) hereof, respectively, or that TSI has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by TSI.

18. GOVERNING LAW.

     This Agreement shall in all respects be construed according to the laws of the State of Delaware without regard to the conflicts of laws principles of such state.

19. COUNTERPARTS.

     This  Agreement  may  be  executed   simultaneously  in  two  (2)  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                             TRAVEL SERVICES INTERNATIONAL, INC.


                                             By:    /s/
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                                                /s/ Mel Robinson
                                            ------------------------------------
                                              Mel Robinson

                                                                  EXECUTION COPY


                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Auto Europe, LLC, a Maine limited liability company and a wholly-owned subsidiary of TSI (the "Company"), and Imad Khalidi ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) The Company hereby employs Employee as Chief Executive Officer of the Company. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a President of the Company and will report directly to the Board of Directors of the Company (the "Board"). Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention and efforts to promote and further the business of the Company.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board.

     (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2. COMPENSATION.

     For all services rendered by Employee, the Company shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $140,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof.

     (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards.

     (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that the Company or TSI may have in effect from time to time, benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

          (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board and participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

          (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

     (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities, or (iii) location, as applicable.

     (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

     (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4. PLACE OF PERFORMANCE.

     (a) Employee understands that he may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

     (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the date hereof and continue for three (3) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1)
Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6. RETURN OF COMPANY PROPERTY.

     All  records,  designs,  patents,  business  plans,  financial  statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7. INVENTIONS.

     Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8. TRADE SECRETS.

     Employee agrees that he or she will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

9. INDEMNIFICATION.

     In the event Employee is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11. ASSIGNMENT; BINDING EFFECT.

     Employee understands that he has been selected for employment by the Company on the basis of Employee's personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

12. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or
consolidated   with  or  into   another   entity
and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

     (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

     (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

          (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

          (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors"); (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

          (iii) the stockholders of TSI shall approve a merger, consolidation, recapitalization or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

          (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

     (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

     (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13. COMPLETE AGREEMENT.

     This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, TSI and Employee, and Employee has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

     This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14. NOTICE.

     Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

        To the Company:   Travel Services International, Inc.
                          c/o Alpine Consolidated, LLC
                          4701 Sangamore Road, P15
                          Bethesda, MD 20816

        To Employee:      Auto Europe, LLC
                          59 Commercial Street
                          Portland, ME  04112


Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15. SEVERABILITY; HEADINGS.

     If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16. ARBITRATION.

     Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17. GOVERNING LAW.

     This Agreement shall in all respects be construed according to the laws of the State of Delaware.

18. COUNTERPARTS.

     This  Agreement  may  be  executed   simultaneously  in  two  (2)  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Auto Europe, LLC


                                            By: /s/ Imad Khalidi
                                               ---------------------------------
                                            Name: Imad Khalidi
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By: /s/ Elan Blutinger
                                               ---------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------



                                                /s/ Imad Khalidi
                                          --------------------------------------
                                            Imad Khalidi, Individually

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Auto Europe, LLC, a Maine limited liability company and a wholly-owned subsidiary of TSI (the "Company"), and Alex Cecil ("Employee"), is hereby entered into as of this 28th day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

     In consideration of the mutual promises, terms, covenants, and conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1. EMPLOYMENT AND DUTIES.

     (a) The Company hereby employs Employee as a Special Marketing Advisor of the Company. As such, Employee shall have responsibilities, duties, and authority reasonably accorded to and expected of a Special Marketing Advisor of the Company and will report directly to the President Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention, and efforts to promote and further the business of the Company.

     (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of the Company (the "Board").

     (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit, or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2. COMPENSATION.

     For all services rendered by Employee, the Company shall compensate Employee as follows:

     (a) Base Salary. The base salary payable to Employee shall be $80,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. On at least an annual basis, the Board will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted. Such recommended increase would, in all likelihood, require approval by the Board or a duly constituted committee thereof.

     (b) Perquisites, Benefits and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

          (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that the Company or TSI may have in effect from time to time.

          (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

          (iii) The Company shall provide Employee with other perquisites as may be available to or deemed appropriate for Employee by the Board and participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

     (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation, or business of whatever nature:

          (i) engage,  as an officer,  director,  shareholder,  owner,  partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory");

          (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

          (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

          (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

     Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

     (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

     (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business, and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company, or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

     It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar, or a competitive (i) business, (ii) course of activities, or (iii) location, as applicable.

     (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time, or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

     (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4. PLACE OF PERFORMANCE.

     (a) Employee understands that he may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient, and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

     (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5. TERM; TERMINATION; RIGHTS ON TERMINATION.

     The term of this Agreement shall begin on the date hereof and continue for three (3) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

     (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

     (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty
(30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

     (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1)
Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

     (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

     (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

     Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

     If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6. RETURN OF COMPANY PROPERTY.

     All  records,  designs,  patents,  business  plans,  financial  statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities, or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7. INVENTIONS.

     Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8. TRADE SECRETS.

     Employee agrees that he or she will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation, or business for any reason or purpose whatsoever.

9. INDEMNIFICATION.

     In the event Employee is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit, or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful, and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10. NO PRIOR AGREEMENTS.

     Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his or her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client, or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11. ASSIGNMENT; BINDING EFFECT.

     Employee understands that he or she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

12. CHANGE IN CONTROL.

     (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

     (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

     (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

     (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

     (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the
Company,   TSI,  and  Employee,   and  Employee  has  no  oral  representations,
understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete, and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      Auto Europe, LLC
                                    59 Commercial Street
                                    Portland, ME  04112

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

18.      COUNTERPARTS

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Auto Europe, LLC


                                            By: /s/ Imad Khalidi
                                                --------------------------------
                                            Name: Imad Khalidi
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By:/s/ Elan Blutinger
                                               ---------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                 -------------------------------



                                             /s/ Alex Cecil
                                             -----------------------------------
                                             Alex Cecil, Individually

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Cruises, Inc., a New York corporation and a wholly-owned subsidiary of TSI (the "Company"), and Robert Falcone ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.


                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,  covenants,  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:


1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as Chief Executive Officer of the Company. As such, Employee shall have responsibilities, duties, and authority reasonably accorded to and expected of a Chief Executive Officer of the Company and will report directly to the Board of Directors of the Company (the "Board"). Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention, and efforts to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Company. During the term of Employee's employment hereunder, Employee shall be entitled to be a director on the Board.

         (c) Employee shall not, during the term of his or her employment hereunder, be engaged in any other business activity pursued for gain, profit, or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require

Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

         (d) Employee shall be entitled to take "familiarization cruises" for the purpose of researching, becoming familiar with, and writing about cruise lines, cruise ships and destinations, all as part of Employee's duties under this Agreement. Time spent on familiarization cruises shall not be counted as vacation time, and all expenses related thereto (other than expenses for items of a personal nature) shall be reimbursed by the Company (to the extent not absorbed by the cruise line) in a manner consistent with the past practices of the Company.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable hereunder to Employee plus the base salary payable to Judith Falcone under that certain Employment Agreement of even date herewith by and among the Company, TSI and Judith Falcone shall equal $138,000.00 per year for the first three years of the Term, such salary to be divided between Employee and Judith Falcone as shall be designated in writing to the Company by Employee and Judith Falcone (and if no such designation is made to the Company, such salary shall be divided equally between Employee and Judith Falcone). The base salary payable hereunder to Employee shall be payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. The combined base salary payable hereunder for the fourth and fifth years of the Term shall be subject to renegotiation, but in no event shall such combined salary be less than $138,000. Employee shall have the right to terminate Employee's employment hereunder at the end of the third year of the Term.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards.

         (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life, and other insurance plans that the Company or TSI may have in effect from time to time, benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board, including the use of one luxury vehicle consistent with the Company's past practice (which practice has been to provide a new vehicle under a lease every two years), and participation in all other Company-wide or TSI-wide employee benefits as available from time to time. Employee shall be entitled to four weeks of vacation per year.

3. NON-COMPETITION.

         (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation, or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory");

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

                  (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

         (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business, and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company, or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

         It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar, or a competitive (i) business, (ii) course of activities, or (iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time, or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that he may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient, and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for five (5) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one
(1) year, whichever amount is greater.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination, including any benefits accrued under the Incentive Bonus Plan but not yet paid. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities, or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that he or she will not, during or after the Term of this Agreement with the Company, disclose the confidential terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation, or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit, or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful, and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his or her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client, or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that he or she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee, unless waived, must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the
Company,   TSI,  and  Employee,   and  Employee  has  no  oral  representations,
understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete, and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      c/o Cruises, Inc.
                                    5000 Campus Wood Drive
                                    Syracuse, NY  13057

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Cruises, Inc.


                                            By: /s/ Pamela C. Cole
                                                   -----------------------------
                                            Name: Pamela C. Cole
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By:/s/ Elan Blutinger
                                                  ------------------------------
                                            Name: Elan Blutinger
                                                  ------------------------------
                                            Title: President
                                                  ------------------------------



                                            /s/ Robert Falcone
                                            ------------------------------------
                                            Robert Falcone, Individually

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Cruises, Inc., a New York corporation and a wholly-owned subsidiary of TSI (the "Company"), and Judith Falcone ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as Vice President of the Company. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Vice President of the Company and will report directly to the President of the Company. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention and efforts to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of the Company (the "Board"). During the term of Employee's employment hereunder, Employee shall be entitled to be a director on the Board.

         (c) Employee shall not, during the term of her employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

         (d) Employee shall be entitled to take "familiarization cruises" for the purpose of researching, becoming familiar with, and writing about cruise lines, cruise ships and destinations, all as part of Employee's duties under this Agreement. Time spent on familiarization cruises shall not be counted as vacation time, and all expenses related thereto (other than expenses for items of a personal nature) shall be reimbursed by the Company (to the extent not absorbed by the cruise line) in a manner consistent with the past practices of the Company.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable hereunder to Employee plus the base salary payable to Robert Falcone under that certain Employment Agreement of even date herewith by and among the Company, TSI and Robert Falcone shall equal $138,000.00 per year for the first three years of the Term, such salary to be divided between Employee and Robert Falcone as shall be designated in writing to the Company by Employee and Robert Falcone (and if no such designation is made to the Company, such salary shall be divided equally between Employee and Robert Falcone). The base salary payable hereunder to Employee shall be payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. The combined base salary payable hereunder for the fourth and fifth years of the Term shall be subject to renegotiation, but in no event shall such combined salary be less than $138,000. Employee shall have the right to terminate Employee's employment hereunder at the end of the third year of the Term.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards.

         (c) Executive Perquisites, Benefits and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that the Company or TSI may have in effect from time to time, benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board, including the use of one luxury vehicle consistent with the Company's past practice (which practice has been to provide a new vehicle under a lease every two years) and participation in all other Company-wide or TSI-wide employee benefits as available from time to time. Employee shall be entitled to four weeks of vacation per year.

3. NON-COMPETITION.

         (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for herself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory");

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

                  (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by her, by injunctions and restraining orders.

         (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company, or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

         It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time, or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that she may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for five (5) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one
(1) year, whichever amount is greater.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Robert G. Falcone.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination, including any benefits accrued under the Incentive Bonus Plan but not yet paid. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities, or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that he or she will not, during or after the Term of this Agreement with the Company, disclose the confidential terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation, or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit, or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful, and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his or her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client, or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that he or she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee, unless waived, must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the
Company,   TSI,  and  Employee,   and  Employee  has  no  oral  representations,
understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete, and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      c/o Cruises, Inc.
                                    5000 Campus Wood Drive
                                    Syracuse, NY  13057

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Cruises, Inc.


                                            By: /s/ Pamela C. Cole
                                                --------------------------------
                                            Name: Pamela C. Cole
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By:/s/ Elan Blutinger
                                               ---------------------------------
                                            Name: Elan Blutinger
                                                  ------------------------------
                                            Title: President
                                                  ------------------------------



                                            /s/ Judith Falcone
                                            ------------------------------------
                                            Judith Falcone

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Cruises, Inc., a New York corporation and a wholly-owned subsidiary of TSI (the "Company"), and Holley Christen ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as Chief Financial Officer of the Company. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Chief Financial Officer of the Company and will report directly to the President of the Company. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention and efforts to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of the Company (the "Board").

         (c) Employee shall not, during the term of her employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable to Employee shall be $47,120 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. On at least an annual basis, the Board or the President will review Employee's performance and may make increases to such base salary if, in its discretion, any such increase is warranted.

         (b) Executive Perquisites, Benefits and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (ii) The Company shall provide  Employee with other  executive perquisites as may be available to or deemed appropriate for Employee by the Board or the President and participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3.       [INTENTIONALLY DELETED]

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that she may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient, and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for one (1) year (the "Term"), unless terminated sooner as herein provided. This Agreement and Employee's employment may be terminated prior to the end of such Term in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one
(1) year, whichever amount is greater.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Should Employee be terminated by the Company without cause during the Term, Employee shall receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one
(1) year, whichever amount is greater. Any termination without cause by the Company shall operate to shorten the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply to one (1) year from the date of termination of employment. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which she is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 15 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that she will not, during or after the Term of this Agreement with the Company, disclose the confidential terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2), this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and assigns.

12.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, TSI and Employee, and Employee has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

13.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      Cruises, Inc.
                                    5000 Campus Wood Drive
                                    Syracuse, NY  13057

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 13.

14.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

15.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

16.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

17.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Cruises, Inc.


                                            By: /s/ Pamela C. Cole
                                                --------------------------------
                                            Name: Pamela C. Cole
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By:/s/ Elan Blutinger
                                               ---------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------



                                            /s/ Holley Christen
                                            ------------------------------------
                                            Holley Christen, Individually

                                                                  EXECUTION COPY



                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT (the "Agreement"), by and among TRAVEL SERVICES INTERNATIONAL, INC., a Delaware corporation ("TSI"), CRUISES ONLY, LLC, a Delaware limited liability company and a wholly-owned subsidiary of TSI (the "Company"), and WAYNE HELLER ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as Chairman and Chief Executive Officer of the Company. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Chairman and Chief Executive Officer of the Company and will report directly to the Board of Directors of the Company (the "Board"), all in accordance with instructions and authorizations from the Board. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote 70% of time, attention and efforts devoted by Employee to work to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board.

         (c) During the term of his employment hereunder, Employee may spend up to 30% of the time Employee devotes to work to any other business activity which he may pursue for gain, profit or other pecuniary advantage, provided that such activity does not interfere with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable hereunder to Employee shall be $125,000 per year. The base salary payable hereunder to Employee shall be payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. If Judy Heller shall cease to be employed by the Company, the base salary payable hereunder to Employee shall remain at $125,000 per year. For any renewal periods following the Term, the salary set forth above is subject to adjustment as may be agreed by the parties.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards, subject to Board approval.

         (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that the Company or TSI may have in effect from time to time, which coverage shall be sufficient to cover procedures and hospitalizations to Florida Hospital and treatment by the Florida Heart Group at levels consistent with the levels received by Employee as President of Cruises Only, Inc. prior to this date, all such benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives and subject to the Board's discretion with respect to such plans. Any such life insurance under these plans shall provide $1 million of coverage with AD&D for Employee. If this Agreement is terminated and thereafter Employee remains a member of the Board of Directors of TSI, TSI shall make available high quality health care and accident insurance for Employee and his immediate family for so long as Employee is a member of the Board of Directors of TSI.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board, including (A) membership fees for Employee's American Express, VISA and Master Charge Platinum Cards, (B) all reasonable charges in connection with Employee's cellular telephone service (except that Employee shall be responsible for all personal charges in connection with such telephone service in excess of $37.50 per month),
         (C) upgrades of all computers used by Employee in connection with the business of the Company, (D) the 5th Floor office currently being used by Employee in the Company's building as long as Employee is employed by the Company, (E) first class business travel, provided that Employee uses his best efforts to obtain discounted prices through TSI, (F) four weeks vacation per year, (G) contributions to Employee's 401(k) plan at a level equal to the contributions made for all other employees of the Company and (H) being listed on TSI's ARC list for purposes of travel and travel discounts,
         (I) being an authorized user on the Company's  Citrus Club  membership,
         (J) being eligible to participate in any car allowance program developed by TSI for its senior executives and (K) participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

         (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in the same or similar business as the Company prior to the Effective Date in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States of America (the "Territory"), provided, however, that Employee shall have the right to be an investor in any entity engaged in the cruise line business, and provided further, however, that after the termination or expiration of Employee's employment hereunder, Employee may engage as an employee of a cruise line business so long as (A) Employee is not employed to sell cruise reservations for such cruise line business and
         (B) any trade services or products (e.g., software programs) developed in whole or part by Employee while in the employ of such cruise line business are offered to the Company on a preferential basis;

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof), provided that Employee shall be permitted to call upon and hire any member of his immediate family;

                  (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

         (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

         It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar or a competitive (i) business, (ii) course of activities or (iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that he may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs; all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for three (3) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. Either party may request modification of this Agreement during any term by serving written notice to the other party not less than sixty (60) days prior to the expiration of any term; provided that neither party shall be obligated to agree to any modification hereof, in which case this Agreement (unless terminated as herein provided) shall continue unmodified. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's duties hereunder for six (6) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty
(30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater. Benefits, including insurance benefits, and pro rata bonuses shall continue to be paid for such period.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary applicable to Employee at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Benefits, including insurance benefits, and pro rata bonuses shall continue to be paid for such remaining or one-year period, whichever is greater. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate applicable to Employee then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation, benefits and pro rata bonuses subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company and Employee under this

Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of the Company, TSI or their representatives, vendors or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of the Company or TSI which are collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment. Employee shall have the opportunity to buy any equipment utilized by Employee at the time of his termination at its depreciated value.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that he will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that he has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives and successors. The Company shall not assign this Agreement without Employee's written consent, which consent may be withheld by Employee.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee, unless waived, must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional

         Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, TSI and Employee, and Employee has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, Maryland 20816

                  To Employee:      Wayne Heller
                                    Cruises Only, LLC
                                    1011 East Colonial Drive
                                    Orlando, Florida 32083


Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Florida.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            TRAVEL SERVICES INTERNATIONAL, INC.,
                                            a Delaware corporation

                                            By: /s/ Elan Blutinger
                                                --------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            CRUISES ONLY, LLC


                                            By: /s/ Wayne Heller
                                                --------------------------------
                                                    Wayne Heller
                                                    Chief Executive Officer



                                               /s/ Wayne Heller
                                               ---------------------------------
                                                      WAYNE HELLER, Individually

                                                                  EXECUTION COPY



                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT (the "Agreement"), by and among TRAVEL SERVICES INTERNATIONAL, INC., a Delaware corporation ("TSI"), CRUISES ONLY, LLC, a Delaware limited liability company and a wholly-owned subsidiary of TSI (the "Company"), and JUDY HELLER ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,   covenants  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as Vice Chairman and President of the Company. As such, Employee shall have responsibilities, duties and authority reasonably accorded to and expected of a Vice Chairman and President of the Company and will report directly to the Chief Executive Officer of the Company. Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote 70% of time, attention and efforts devoted by Employee to work to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board of Directors of the Company (the "Board").

         (c) During the term of her employment hereunder, Employee may spend up to 30% of the time Employee devotes to work to any other business activity which she may pursue for gain, profit or other pecuniary advantage, provided that such activity does not interfere with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable hereunder to Employee shall be $13,000 per year. The base salary payable hereunder to Employee shall be payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly. If Wayne Heller shall cease to be employed by the Company, the base salary payable hereunder to Employee shall be increased to $125,000 per year. For any renewal periods following the Term, the salary set forth above is subject to adjustment as may be agreed by the parties.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards, subject to Board approval.

         (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life and other insurance plans that the Company or TSI may have in effect from time to time, which coverage shall be sufficient to cover procedures and hospitalizations to Florida Hospital and treatment by the Florida Heart Group at levels consistent with the levels received by Employee as Vice President of Cruises Only, Inc. prior to this date, all such benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives and subject to the Board's discretion with respect to such plans. Any such life insurance under these plans shall provide $1 million of coverage with AD&D for Employee. If this Agreement is terminated and thereafter Employee remains a member of the Board of Directors of TSI, TSI shall make available high quality health care and accident insurance for Employee and her immediate family for so long as Employee is a member of the Board of Directors of TSI at TSI's expense.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide  Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board, including (A) membership fees for Employee's American Express, VISA and Master Charge Platinum Cards, (B) all reasonable charges in connection with Employee's cellular telephone service
         (except that Employee and Wayne Heller, collectively, shall be responsible for all personal charges in connection with such telephone service in excess of $75 per month), (C) upgrades of all computers used by Employee in connection with the business of the Company, (D) the 5th Floor office currently being used by Employee in the Company's building as long as Employee is employed by the Company, (E) first class business travel, provided that Employee uses her best efforts to obtain discounted prices through TSI, (F) four weeks vacation per year, (G) contributions to Employee's 401(k) plan at a level equal to the contributions made for all other employees of the Company and (H) being listed on TSI's ARC list for purposes of travel and travel discounts, (I) being an authorized user on the Company's Citrus Club membership, (J) being eligible to participate in any car allowance program developed by TSI for its senior executives and (K) participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

         (a) Provided that TSI shall have complied with and performed all of its obligations under the Agreement and Plan of Organization, dated as of May 9, 1997, among the Company, TSI and the Stockholders named therein and that the Company shall have received payment in full of the consideration described in
Section 3 thereof, Employee shall not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for herself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in the same or similar business of the Company on the Effective Date in direct competition with TSI or any of the
         subsidiaries   thereof,   in  the  United   States  of   America   (the
         "Territory");

                  (ii) call upon any person who is, at that time, within the Territory, an employee of TSI (including the subsidiaries thereof) in a sales representative or managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of TSI (including the subsidiaries thereof), provided that Employee shall be permitted to call upon and hire any member of her immediate family;

                  (iii) call upon any person or entity which is at that time, or which has been, within one (1) year prior to the Effective Date, a customer of TSI (including the subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with TSI or any subsidiary of TSI within the Territory in the same or similar business of the Company on the Effective Date; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor in the travel services business, which candidate, to the actual knowledge of Employee after due inquiry, was called upon by TSI (including the subsidiaries thereof) or for which, to the actual knowledge of Employee after due inquiry, TSI (or any subsidiary thereof) made an acquisition analysis, for the purpose of acquiring such entity.

                  (v) disclose customers, whether in existence or proposed, of the Company to any person, firm, partnership, corporation or business for any reason or purpose whatsoever except to the extent that the Company has in the past disclosed such information to the types of persons to whom disclosure is then presently contemplated for valid business reasons.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to TSI for which it would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI in the event of breach by Employee, by injunctions and restraining orders.

         (c) It is agreed by the parties hereto that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of TSI (including the subsidiaries thereof) on the date of the execution of this Agreement and the current plans of TSI.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall thereby be reformed.

         (e) It is specifically agreed that the period of two (2) years stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3. The covenants contained in this paragraph 3 shall have no effect if the transactions contemplated by the Agreement and Plan of Organization referenced above are not consummated nor may such covenants be enforced by any party to this Agreement that is in breach of its obligations hereunder.

         (f) The parties hereto hereby agree that the covenants in this paragraph 3 are a material and substantial part of this Agreement.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that she may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for three (3) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. Either party may request modification of this Agreement during any term by serving written notice to the other party not less than sixty (60) days prior to the expiration of any term; provided that neither party shall be obligated to agree to any modification hereof, in which case this Agreement (unless terminated as herein provided) shall continue unmodified. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's duties hereunder for six (6) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty
(30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater. Benefits, including insurance benefits, and pro rata bonuses shall continue to be paid for such period.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary applicable to Employee at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Benefits, including insurance benefits, and pro rata bonuses shall continue to be paid for such remaining or one-year period, whichever is greater. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate applicable to Employee then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation, benefits and pro rata bonuses subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which she is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists and other property delivered to or compiled by Employee by or on behalf of the Company, TSI or their representatives, vendors or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials and other similar data pertaining to the business, activities or future plans of the Company or TSI which are collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment. Employee shall have the opportunity to buy any equipment utilized by Employee at the time of her termination at its depreciated value.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that she will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives and successors. The Company shall not assign this Agreement without Employee's written consent, which consent may be withheld by Employee.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee, unless waived, must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, TSI and Employee, and Employee has no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, Maryland 20816

                  To Employee:      Judy Heller
                                    Cruises Only, LLC
                                    1011 East Colonial Drive
                                    Orlando, Florida 32083


Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in the community where the corporate headquarters of TSI is located, in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Florida.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            TRAVEL SERVICES INTERNATIONAL, INC.,
                                            a Delaware corporation


                                            By: /s/ Elan Blutinger
                                                --------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                           CRUISES ONLY, LLC


                                           By: /s/ Wayne Heller
                                                --------------------------------
                                                     WAYNE HELLER
                                                     CHIEF EXECUTIVE OFFICER



                                           By: /s/ Judy Heller
                                                --------------------------------
                                                     JUDY HELLER, INDIVIDUALLY

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), D-FW Tours, Inc., a Texas corporation and a wholly-owned subsidiary of TSI (the "Company"), and John Przywara ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,  covenants,  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as President of the Company. As such, Employee shall have responsibilities, duties, and authority reasonably accorded to and expected of a President of the Company and will report directly to the Board of Directors of the Company (the "Board"). Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention, and efforts to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Company.

         (c) Employee shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit, or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable to Employee shall be $100,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards.

         (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life, and other insurance plans that the Company or TSI may have in effect from time to time, benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board and participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

         (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation, or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer, or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory");

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

                  (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

         (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business, and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company, or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

         It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar, or a competitive (i) business, (ii) course of activities, or (iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time, or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that he may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient, and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c).

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for three (3) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4)
 month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty
(30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such a lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the non-competition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which he is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities, or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company. Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that he or she will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation, or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit, or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful, and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his or her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client, or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that he or she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the
Company,   TSI,  and  Employee,   and  Employee  has  no  oral  representations,
understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete, and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      D-FW Tours, Inc.
                                    7616 LBJ Freeway, Suite 524
                                    Dallas, TX 75251

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Company has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Texas.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                            D-FW Tours, Inc.
                                            By: /s/ John Przywara
                                                --------------------------------
                                            Name: John Przywara
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------




                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By: /s/ Elan Blutinger
                                                --------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------



                                             /s/ John Przywara
                                             -----------------------------------
                                             John Przywara, Individually

                                                                  EXECUTION COPY



                              EMPLOYMENT AGREEMENT

         This Employment Agreement (the "Agreement"), by and among Travel Services International, Inc., a Delaware corporation ("TSI"), Travel 800, LLC, a Delaware limited liability corporation and a wholly-owned subsidiary of TSI (the "Company"), and Susan Parker ("Employee"), is hereby entered into as of this 22nd day of July, 1997, and shall be effective as of the date of the consummation of the initial public offering of the common stock of TSI.

                                 R E C I T A L S

A. As of the date of this Agreement, the Company is engaged primarily in the business of providing travel services.

B. Employee is employed hereunder by the Company in a confidential relationship wherein Employee, in the course of Employee's employment with the Company, has and will continue to become familiar with and aware of information as to the Company's and TSI's customers, specific manner of doing business, including the processes, techniques and trade secrets utilized by the Company and TSI, and future plans with respect thereto, all of which has been and will be established and maintained at great expense to the Company and TSI; this information is a trade secret and constitutes the valuable good will of the Company and TSI.

                               A G R E E M E N T S

         In  consideration  of  the  mutual  promises,   terms,  covenants,  and
conditions set forth herein and the performance of each, the parties hereto hereby agree as follows:

1.       EMPLOYMENT AND DUTIES.

         (a) The Company hereby employs Employee as President of the Company. As such, Employee shall have responsibilities, duties, and authority reasonably accorded to and expected of a President of the Company and will report directly to the Board of Directors of the Company (the "Board"). Employee hereby accepts this employment upon the terms and conditions herein contained and, subject to paragraph 1(c) hereof, agrees to devote Employee's time, attention and efforts to promote and further the business of the Company.

         (b) Employee shall faithfully adhere to, execute and fulfill all policies established by the Board.

         (c) Employee shall not, during the term of her employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity materially interferes with Employee's duties and responsibilities hereunder. The foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require Employee's services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of paragraph 3 hereof.

2.       COMPENSATION.

         For all services rendered by Employee, the Company shall compensate Employee as follows:

         (a) Base Salary. The base salary payable to Employee shall be $150,000 per year, payable on a regular basis in accordance with the Company's standard payroll procedures but not less than monthly.

         (b) Incentive Bonus Plan. For 1997 and subsequent years, it is the Company's intent to develop a written Incentive Bonus Plan (which may be TSI's Incentive Bonus Plan) setting forth the criteria under which Employee and other officers and key employees will be eligible to receive year-end bonus awards.

         (c) Executive Perquisites, Benefits, and Other Compensation. Employee shall be entitled to receive additional benefits and compensation from the Company in such form and to such extent as specified below:

                  (i) Payment of all premiums for coverage for Employee and Employee's dependent family members under health, hospitalization, disability, dental, life, and other insurance plans that the Company or TSI may have in effect from time to time, benefits provided to Employee under this clause (i) to be at least equal to such benefits provided to TSI executives.

                  (ii) Reimbursement for all business travel and other out-of-pocket expenses reasonably incurred by Employee in the performance of Employee's services pursuant to this Agreement. All reimbursable expenses shall be appropriately documented in reasonable detail by Employee upon submission of any request for reimbursement, and in a format and manner consistent with the Company's expense reporting policy.

                  (iii) The Company shall provide Employee with other executive perquisites as may be available to or deemed appropriate for Employee by the Board and participation in all other Company-wide or TSI-wide employee benefits as available from time to time.

3. NON-COMPETITION.

         (a) Employee will not, during the period of Employee's employment with the Company, and for a period of two (2) years immediately following the termination of Employee's employment under this Agreement, for any reason whatsoever, directly or indirectly, for herself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation, or business of whatever nature:

                  (i) engage, as an officer, director, shareholder, owner, partner, joint venturer or in a managerial capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any travel service business in direct competition with the Company or TSI or any subsidiary of either the Company or TSI, within the United States or within 100 miles of any other geographic area in which the Company or TSI or any of the Company's or TSI's subsidiaries conducts business, including any territory serviced by the Company or TSI or any of such subsidiaries (the "Territory"); provided, however, that Employee shall not be considered in breach of this provision with respect to the marketing, sale and promotion of the Agent software program through 800-Ideas, Inc., a Nevada corporation, of which Employee is the sole officer, director and shareholder, so long as Employee herself does not engage in such activities to the extent that it would materially interfere with Employee's duties and responsibilities under this Agreement;

                  (ii) call upon any person who is, at that time, within the Territory, an employee of the Company or TSI (including the respective subsidiaries thereof) in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Company or TSI (including the respective subsidiaries thereof);

                  (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a customer of the Company or TSI (including the respective subsidiaries thereof) within the Territory for the purpose of soliciting or selling products or services in direct competition with the Company or TSI or any subsidiary of the Company or TSI within the Territory; or

                  (iv) call upon any prospective acquisition candidate, on Employee's own behalf or on behalf of any competitor, which candidate was, to Employee's actual knowledge after due inquiry, either called upon by the Company or TSI (including the respective subsidiaries thereof) or for which the Company or TSI made an acquisition analysis, for the purpose of acquiring such entity.

         Notwithstanding the above, the foregoing covenant shall not be deemed to prohibit Employee from acquiring as an investment not more than two percent (2%) of the capital stock of a competing business, whose stock is traded on a national securities exchange or over-the-counter.

         (b) Because of the difficulty of measuring economic losses to the Company and TSI as a result of a breach of the foregoing covenant, and because of the immediate and irreparable damage that could be caused to the Company and TSI for which they would have no other adequate remedy, Employee agrees that the foregoing covenant may be enforced by TSI or the Company in the event of breach by him, by injunctions and restraining orders.

         (c) It is agreed by the parties that the foregoing covenants in this paragraph 3 impose a reasonable restraint on Employee in light of the activities and business of the Company or TSI (including TSI's other subsidiaries) on the date of the execution of this Agreement and the current plans of TSI (including TSI's other subsidiaries); but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the changing activities, business, and locations of the Company and TSI (including TSI's other subsidiaries) throughout the term of this Agreement, whether before or after the date of termination of the employment of Employee. For example, if, during the term of this Agreement, the Company, or TSI (including TSI's other subsidiaries) engages in new and different activities, enters a new business or establishes new locations for its current activities or business in addition to or other than the activities or business enumerated under the Recitals above or the locations currently established therefor, then Employee will be precluded from soliciting the customers or employees of such new activities or business or from such new location and from directly competing with such new business within 100 miles of its then-established operating location(s) through the term of this Agreement.

         It is further agreed by the parties hereto that, in the event that Employee shall cease to be employed hereunder, and shall enter into a business or pursue other activities not in competition with the Company or TSI (including TSI's other subsidiaries), or similar activities, or business in locations the operation of which, under such circumstances, does not violate clause (i) of this paragraph 3, and in any event such new business, activities or location are not in violation of this paragraph 3 or of employee's obligations under this paragraph 3, if any, Employee shall not be chargeable with a violation of this paragraph 3 if the

Company or TSI (including TSI's other subsidiaries) shall thereafter enter the same, similar, or a competitive (i) business, (ii) course of activities, or
(iii) location, as applicable.

         (d) The covenants in this paragraph 3 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time, or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and the Agreement shall be reformed in accordance therewith.

         (e) All of the covenants in this paragraph 3 shall be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of Employee against the Company or TSI, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by TSI or the Company of such covenants. It is specifically agreed that the period of two (2) years following termination of employment stated at the beginning of this paragraph 3, during which the agreements and covenants of Employee made in this paragraph 3 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this paragraph 3.

4.       PLACE OF PERFORMANCE.

         (a) Employee understands that she may be requested by the Board or TSI to relocate from Employee's present residence to another geographic location in order to more efficiently carry out Employee's duties and responsibilities under this Agreement or as part of a promotion or other increase in duties and responsibilities. In such event, if Employee agrees to relocate, the Company will pay all relocation costs to move Employee, Employee's immediate family, and their personal property and effects. Such costs may include, by way of example, but are not limited to, pre-move visits to search for a new residence, investigate schools or for other purposes; temporary lodging and living costs prior to moving into a new permanent residence; duplicate home carrying costs;
all closing costs on the sale of Employee's present residence and on the purchase of a comparable residence in the new location; and added income taxes that Employee may incur if any relocation costs are not deductible for tax purposes. The general intent of the foregoing is that Employee shall not personally bear any out-of-pocket cost as a result of the relocation, with an understanding that Employee will use Employee's best efforts to incur only those costs which are reasonable and necessary to effect a smooth, efficient, and orderly relocation with minimal disruption to the business affairs of the Company and the personal life of Employee and Employee's family.

         (b) Notwithstanding the above, if Employee is requested by the Board to relocate and Employee refuses, such refusal shall not constitute "cause" for termination of this Agreement under the terms of paragraph 5(c), and in such circumstance Employee shall continue to be employed hereunder.

5.       TERM; TERMINATION; RIGHTS ON TERMINATION.

         The term of this Agreement shall begin on the date hereof and continue for five (5) years (the "Term"), and, unless terminated sooner as herein provided, shall continue thereafter on a year-to-year basis on the same terms and conditions contained herein in effect as of the time of renewal. This Agreement and Employee's employment may be terminated in any one of the followings ways:

         (a) Death. The death of Employee shall immediately terminate this Agreement with no severance compensation due to Employee's estate.

         (b) Disability. If, as a result of incapacity due to physical or mental illness or injury, Employee shall have been absent from Employee's full-time duties hereunder for four (4) consecutive months, then thirty (30) days after receiving written notice (which notice may occur before or after the end of such four (4) month period, but which shall not be effective earlier than the last day of such four (4) month period), the Company may terminate Employee's employment hereunder provided Employee is unable to resume Employee's full-time duties at the conclusion of such notice period. Also, Employee may terminate Employee's employment hereunder if his or her health should become impaired to an extent that makes the continued performance of Employee's duties hereunder hazardous to Employee's physical or mental health or life, provided that Employee shall have furnished the Company with a written statement from a qualified doctor to such effect and provided, further, that, at the Company's request made within thirty (30) days of the date of such written statement, Employee shall submit to an examination by a doctor selected by the Company who is reasonably acceptable to Employee or Employee's doctor and such doctor shall have concurred in the conclusion of Employee's doctor. In the event this Agreement is terminated as a result of Employee's disability, Employee shall receive from the Company, in a lump-sum payment due within ten (10) days of the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one
(1) year, whichever amount is greater.

         (c) Good Cause. The Company may terminate the Agreement ten (10) days after delivery of written notice to Employee for good cause, which shall be: (1) Employee's willful, material, and irreparable breach of this Agreement; (2) Employee's gross negligence in the performance or intentional nonperformance continuing for ten (10) days after receipt of written notice of need to cure) of any of Employee's material duties and responsibilities hereunder; (3) Employee's willful dishonesty, fraud, or misconduct with respect to the business or affairs of the Company or TSI which materially and adversely affects the operations or reputation of the Company or TSI; (4) Employee's conviction of a felony crime; or (5) chronic alcohol abuse or illegal drug abuse by Employee. In the event of a termination for good cause, as enumerated above, Employee shall have no right to any severance compensation.

         (d) Without Cause. At any time after the commencement of employment, Employee may, without cause, terminate this Agreement and Employee's employment, effective thirty (30) days after written notice is provided to the Company. Employee may only be terminated without cause by the Company during the Term hereof if such termination is approved by at least two-thirds of the members of the Board of Directors of TSI. Should Employee be terminated by the Company without cause during the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary at the rate then in effect for whatever time period is remaining under the Term of this Agreement or for one (1) year, whichever amount is greater, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time after the Term, Employee shall be entitled to receive from the Company, in a lump-sum payment due on the effective date of termination, the base salary rate then in effect equivalent to one (1) year of salary, and, in the event that Employee accepts such lump sum payment, the period set forth in paragraph 3(a) and during which the terms of paragraph 3 apply shall be shortened to one (1) year from the date of termination of employment. Should Employee be terminated by the Company without cause at any time during or after the Term, Employee shall be entitled to waive Employee's right to receive severance compensation (by a written waiver delivered to the Company on the effective date of termination), and, in such case, the noncompetition provisions of paragraph 3 shall not apply. If Employee resigns or otherwise terminates Employee's employment without cause pursuant to this paragraph 5(d), Employee shall receive no severance compensation. A termination without cause within the meaning of this paragraph 5(d) shall be deemed to have occurred if any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI and the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI but is not approved by Employee.

         (e) Change in Control of TSI. In the event of a "Change in Control of TSI" (as defined below) during the Term, refer to paragraph 12 below.

         Upon termination of this Agreement for any reason provided above, Employee shall be entitled to receive all compensation earned and all benefits and reimbursements due through the effective date of termination. Additional compensation subsequent to termination, if any, will be due and payable to Employee only to the extent and in the manner expressly provided above or in paragraph 12 hereof. All other rights and obligations of TSI, the Company, and Employee under this Agreement shall cease as of the effective date of termination, except that the Company's obligations under paragraph 9 hereof and Employee's obligations under paragraphs 3, 6, 7, 8 and 10 hereof shall survive such termination in accordance with their terms.

         If termination of Employee's employment arises out of the Company's failure to pay Employee on a timely basis the amounts to which she is entitled under this Agreement or as a result of any other breach of this Agreement by the Company, as determined by a court of competent jurisdiction or pursuant to the provisions of paragraph 16 below, the Company shall pay all amounts and damages to which Employee may be entitled as a result of such breach, including interest thereon and all reasonable legal fees and expenses and other costs incurred by Employee to enforce Employee's rights hereunder. Further, none of the provisions of paragraph 3 hereof shall apply in the event this Agreement is terminated as a result of a breach by the Company.

6.       RETURN OF COMPANY PROPERTY.

         All records, designs, patents, business plans, financial statements, manuals, memoranda, lists, and other property delivered to or compiled by Employee by or on behalf of the Company, TSI, or their representatives, vendors, or customers which pertain to the business of the Company or TSI shall be and remain the property of the Company or TSI, as the case may be, and be subject at all times to their discretion and control. Likewise, all correspondence, reports, records, charts, advertising materials, and other similar data pertaining to the business, activities, or future plans of the Company or TSI which is collected by Employee shall be delivered promptly to the Company without request by it upon termination of Employee's employment.

7.       INVENTIONS.

         Employee shall disclose promptly to TSI and the Company any and all significant conceptions and ideas for inventions, improvements, and valuable discoveries, whether patentable or not, which are conceived or made by Employee, solely or jointly with another, during the period of employment or within one
(1) year thereafter, and which are directly related to the business or activities of the Company or TSI and which Employee conceives as a result of Employee's employment by the Company except for inventions or improvements in connection with the Agent Program software (which is owned by 800-Ideas,

Inc. and licensed to the Company). Employee hereby assigns and agrees to assign all of Employee's interests therein to the Company or its nominee. Whenever requested to do so by the Company, Employee shall execute any and all applications, assignments, or other instruments that the Company shall deem necessary to apply for and obtain Letters Patent of the United States or any foreign country or to otherwise protect the Company's interest therein.

8.       TRADE SECRETS.

         Employee agrees that she will not, during or after the Term of this Agreement with the Company, disclose the specific terms of the Company's or TSI's relationships or agreements with their respective significant vendors or customers or any other significant and material trade secret of the Company or TSI, whether in existence or proposed, to any person, firm, partnership, corporation, or business for any reason or purpose whatsoever.

9.       INDEMNIFICATION.

         In the event Employee is made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by the Company or TSI against Employee), by reason of the fact that Employee is or was performing services under this Agreement, then the Company shall indemnify Employee against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, as actually and reasonably incurred by Employee in connection therewith. In the event that both Employee and the Company are made a party to the same third-party action, complaint, suit, or proceeding, the Company or TSI agrees to engage competent legal representation, and Employee agrees to use the same representation, provided that if counsel selected by TSI shall have a conflict of interest that prevents such counsel from representing Employee, Employee may engage separate counsel and the Company or TSI shall pay all attorneys' fees of such separate counsel. Further, while Employee is expected at all times to use Employee's best efforts to faithfully discharge his or her duties under this Agreement, Employee cannot be held liable to the Company or TSI for errors or omissions made in good faith where Employee has not exhibited gross, willful, and wanton negligence and misconduct or performed criminal and fraudulent acts which materially damage the business of the Company. In the event that the Company breaches its agreement to indemnify Employee under this paragraph 9, the noncompetition provisions of paragraph 3 shall thereafter not apply to Employee.

10.      NO PRIOR AGREEMENTS.

         Employee hereby represents and warrants to the Company that the execution of this Agreement by Employee and his or her employment by the Company and the performance of Employee's duties hereunder will not violate or be a breach of any agreement with a former employer, client, or any other person or entity. Further, Employee agrees to indemnify the Company for any claim, including but not limited to attorneys' fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company based upon or arising out of any noncompetition agreement, invention, or secrecy agreement between Employee and such third party which was in existence as of the date of this Agreement.

11.      ASSIGNMENT; BINDING EFFECT.

         Employee understands that she has been selected for employment by the Company on the basis of Employee's personal qualifications, experience, and skills. Employee, therefore, shall not assign all or any portion of Employee's performance under this Agreement. Subject to the preceding two (2) sentences and the express provisions of paragraph 12 below, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

12.      CHANGE IN CONTROL.

         (a) Unless Employee elects to terminate this Agreement pursuant to (c) below, Employee understands and acknowledges that the Company may be merged or consolidated with or into another entity and that such entity shall automatically succeed to the rights and obligations of the Company hereunder or that the Company may undergo another type of Change in Control. In the event such a merger or consolidation or other Change in Control is initiated prior to the end of the Term, then the provisions of this paragraph 12 shall be applicable.

         (b) In the event of a pending Change in Control wherein the Company and Employee have not received written notice at least five (5) business days prior to the anticipated closing date of the transaction giving rise to the Change in Control from the successor to all or a substantial portion of the Company's business and/or assets that such successor is willing as of the closing to assume and agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company is hereby required to perform, then such Change in Control shall be deemed to be a termination of this Agreement by the Company without cause during the Term and the applicable portions of paragraph 5(d) will apply; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be triple the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall not apply.

         (c) In any Change in Control situation, Employee may elect to terminate this Agreement by providing written notice to the Company at least five (5) business days prior to the anticipated closing of the transaction giving rise to the Change in Control. In such case, the applicable provisions of paragraph 5(d) will apply as though the Company had terminated the Agreement without cause during the Term; however, under such circumstances, the amount of the lump-sum severance payment due to Employee shall be double the amount calculated under the terms of paragraph 5(d) and the noncompetition provisions of paragraph 3 shall all apply for a period of two (2) years from the effective date of termination. Employee shall have the right to waive Employee's right to receive the severance compensation payable under this paragraph 12(c) (by a written waiver delivered to the Company on the effective date of the termination), in which case the noncompetition provisions of paragraph 3 shall not apply.

         (d) For purposes of applying paragraph 5 hereof under the circumstances described in (b) and (c) above, the effective date of termination will be the closing date of the transaction giving rise to the Change in Control and all compensation, reimbursements, and lump-sum payments due Employee, unless waived, must be paid in full by the Company at or prior to such closing. Further, Employee will be given sufficient time and opportunity to elect whether to exercise all or any of Employee's vested options to purchase TSI Common Stock, including any options with accelerated vesting under the provisions of TSI's 1997 Long-Term Incentive Plan, such that Employee may convert the options to shares of TSI Common Stock at or prior to the closing of the transaction giving rise to the Change in Control, if Employee so desires.

         (e) A "Change in Control" shall be deemed to have occurred if:

                  (i) any person or entity, other than TSI or an employee benefit plan of TSI, acquires directly or indirectly the Beneficial Ownership (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) of any voting security of the Company or TSI and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company or TSI, unless the transaction pursuant to which such acquisition is made is approved by at least two-thirds (2/3) of the Board of Directors of TSI;

                  (ii) the following individuals no longer constitute a majority of the members of the Board of Directors of TSI: (A) the individuals who, as of the closing date of TSI's initial public offering, constitute the Board of Directors of TSI (the "Original Directors");
         (B) the individuals who thereafter are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election); and (C) the individuals who are elected to the Board of Directors of TSI and whose election, or nomination for election, to the Board of Directors of TSI was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election).

                  (iii)  the   stockholders  of  TSI  shall  approve  a  merger,
         consolidation, recapitalization, or reorganization of TSI, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being Beneficially Owned by at least 75% of the holders of outstanding voting securities of TSI immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction; or

                  (iv) the stockholders of TSI shall approve a plan of complete liquidation of TSI or an agreement for the sale or disposition by TSI of all or a substantial portion of TSI's assets (i.e., 50% or more of the total assets of TSI).

         (f) Employee must be notified in writing by the Company at any time that the Company or any member of its Board anticipates that a Change in Control may take place.

         (g) Employee shall be reimbursed by the Company or its successor for any excise taxes that Employee incurs under Section 4999 of the Internal Revenue Code of 1986, as a result of any Change in Control. Such amount will be due and payable by the Company or its successor within ten (10) days after Employee delivers a written request for reimbursement accompanied by a copy of Employee's tax return(s) showing the excise tax actually incurred by Employee.

13.      COMPLETE AGREEMENT.

         This Agreement is not a promise of future employment. This Agreement supersedes any other agreements or understandings, written or oral, among the Company, TSI, and Employee, and Employee has no oral representations, understandings, or agreements with the Company or any of its officers, directors, or representatives covering the same subject matter as this Agreement.

         This written Agreement is the final, complete, and exclusive statement and expression of the agreement between the Company and Employee and of all the terms of this Agreement, and it cannot be varied, contradicted, or supplemented by evidence of any prior or contemporaneous oral or written agreements. This written Agreement may not be later modified except by a written instrument signed by a duly authorized officer of the Company and Employee, and no term of this Agreement may be waived except by a written instrument signed by the party waiving the benefit of such term.

14.      NOTICE.

         Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

                  To the Company:   Travel Services International, Inc.
                                    c/o Alpine Consolidated, LLC
                                    4701 Sangamore Road, P15
                                    Bethesda, MD 20816

                  To Employee:      10146 El Capitan Real
                                    El Cajon, CA  92020

Notice shall be deemed given and effective three (3) days after the deposit in the U.S. mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this paragraph 14.

15.      SEVERABILITY; HEADINGS.

         If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define, or limit the extent or intent of the Agreement or of any part hereof.

16.      ARBITRATION.

         Any unresolved dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Washington, D.C., in accordance with the rules of the American Arbitration Association then in effect. The arbitrators shall not have the authority to add to, detract from, or modify any provision hereof nor to award punitive damages to any injured party. The arbitrators shall have the authority to order back-pay, severance compensation, vesting of options (or cash compensation in lieu of vesting of options), reimbursement of costs, including those incurred to enforce this Agreement, and interest thereon in the event the arbitrators determine that Employee was terminated without disability or good cause, as defined in paragraphs 5(b) and 5(c) hereof, respectively, or that the Comp any has otherwise materially breached this Agreement. A decision by a majority of the arbitration panel shall be final and binding. Judgment may be entered on the arbitrators' award in any court having jurisdiction. The direct expense of any arbitration proceeding shall be borne by the Company. The substantially prevailing party in any proceeding hereunder shall be entitled to recover from the losing party reasonable attorneys' fees for services rendered to the prevailing party in such proceeding.

17.      GOVERNING LAW.

         This Agreement shall in all respects be construed according to the laws of the State of Delaware.

18.      COUNTERPARTS.

         This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

                     [The next page is the signature page.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                            Travel 800, LLC



                                            By:/s/ Susan Parker
                                               ---------------------------------
                                            Name: Susan Parker
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------


                                            Travel Services International, Inc.,
                                            a Delaware corporation


                                            By:/s/ Elan Blutinger
                                               ---------------------------------
                                            Name: Elan Blutinger
                                                 -------------------------------
                                            Title: President
                                                  ------------------------------

                                            Susan Parker
                                            ------------------------------------
                                            Susan Parker, Individually